UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 17, 2004

YAK COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Florida	0-33471	98-0203422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

55 Town Centre Court, Suite 610 Toronto, Ontario, Canada		M1P 4X4
(Address of principal executive offices)		(Zip Code)

(416) 296-7111

(Registrant’s telephone number including area code)

Item 7.	Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1 – Yak Communications Inc. Press Release, dated February 17, 2004.

Item 12.	Results of Operations and Financial Condition.

On February 17, 2004, Yak Communications Inc., issued a press release announcing its financial results for the fiscal quarter ended December 31, 2003 and earnings guidance for the current fiscal quarter. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, is furnished pursuant to Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAK COMMUNICATIONS INC.

February 19, 2004	By:	/s/ Charles Zwebner

Charles Zwebner, President, Chief Executive Officer and Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description of Document

99.1	Yak Communications Inc. Press Release, dated February 17, 2004